UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2016
Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 17, 2016, affiliates of Conns, Inc. (the “Company”) completed a securitization transaction (the “March 2016 Securitization Transaction”), which involved the issuance and sale in a private offering of three classes of asset-backed fixed rate notes, Class A, Class B and Class C, and one class, Class R, of asset-backed pass-through notes (collectively, the “Notes”). A description of the March 2016 Securitization Transaction and the Notes is set forth under Item 1.01 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 21, 2016, which description is incorporated by reference herein. The Class C Notes were initially retained by an affiliate of the Company.
On October 7, 2016, the Company, the Depositor, the Issuer and Conn Appliances entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as initial purchaser, for the offer and sale of the Class C Notes. The closing of the sale of the Class C Notes occurred on October 12, 2016. The face amount of the Class C notes sold was approximately $70.5 million, and the upfront proceeds from the sale of the Class C Notes was approximately $71.5 million, net of transaction costs. The residual equity continues to be retained by an affiliate of the Company. The Class C Notes were offered and sold to qualified institutional buyers through the initial purchaser pursuant to the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended.
The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 13, 2016, the Company issued a press release announcing the closing of the sale of the Class C Notes issued in the March 2016 Securitization Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
None of the information contained in Item 7.01 or Exhibit 99.1of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.        Description

1.1*	Note Purchase Agreement, dated October 7, 2016

99.1*	Press Release, dated October 13, 2016
* Filed herewith
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	October 13, 2016	By:	/s/ Lee A. Wright
		Name:	Lee A. Wright
		Title:	Executive Vice President and Chief Financial Officer